Execution Version
AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT, dated as of December 12, 2023 (this “Amendment”), is entered into among Lyft, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
WHEREAS, the Borrower, the several banks and other financial institutions party thereto and the Administrative Agent entered into that certain Revolving Credit Agreement, dated as of November 3, 2022 (as amended, supplemented or otherwise modified prior to the Amendment Effective Date (as defined below), the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”; capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Amended Credit Agreement);
WHEREAS, pursuant to Section 9.02 of the Existing Credit Agreement and the definition of “Required Lenders” as set forth in the Existing Credit Agreement, the Borrower, Lenders constituting the Required Revolving Lenders and the Administrative Agent may amend the Existing Credit Agreement as set forth herein; and
WHEREAS, in reliance on the foregoing, upon the terms and subject to the conditions set forth in this Amendment, effective as of the Amendment Effective Date, the Borrower, the Lenders party hereto (which Lenders as of the date hereof constitute the “Required Lenders” under and as defined in the Existing Credit Agreement) and the Administrative Agent agree to amend the Existing Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Amendments.
(a)On the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(i)Section 6.07 of the Existing Credit Agreement is hereby amended and replaced in its entirety as follows:
“Section 6.07 Financial Covenants.
(a)    Liquidity. Commencing with the first fiscal quarter of the Borrower ending after the Effective Date through and including the fiscal quarter of the Borrower ending June 30, 2024, the Borrower will not permit, as of the last day of any such fiscal quarter, Liquidity to be less than $1,500,000,000.
(b)    Total Leverage Ratio.
(i)    For each of the fiscal quarters of the Borrower ending September 30, 2024 and December 31, 2024, the Borrower will not permit, as of the last day of each such fiscal quarter, the Total Leverage Ratio to exceed 3.50 to 1.00.

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(ii)    Commencing with the fiscal quarter of the Borrower ending March 31, 2025, the Borrower will not permit, as of the last day of such fiscal quarter and each subsequent fiscal quarter, the Total Leverage Ratio to exceed the Applicable Covenant Level.
(c)    Fixed Charge Coverage Ratio. Commencing with the fiscal quarter of the Borrower ending September 30, 2024, the Borrower will not permit, as of the last day of such fiscal quarter and each subsequent fiscal quarter, the Fixed Charge Coverage Ratio to be less than 1.25 to 1.00.”
(ii)Clause (iv) of Section 6.09(a) of the Existing Credit Agreement is hereby amended and replaced in its entirety as follows:
“(iv)    Junior Debt Prepayments (A) with the proceeds of Subordinated Indebtedness or (B) with the proceeds of any Convertible Notes, so long as in the case of both clauses (A) and (B), such Subordinated Indebtedness and Convertible Notes do not mature prior to the date that is 91 days after November 3, 2027 (it being understood that with respect to Convertible Notes, neither (x) any mandatory offer to purchase such Indebtedness as a result of “change of control”, “fundamental change” or any comparable term under and as defined in any indenture governing such Convertible Notes, (y) any early conversion of such Indebtedness as a result of any election by the holder thereof in accordance with the terms thereof, nor (z) any redemption right of such Indebtedness upon satisfaction of a condition related to the stock price of the Borrower’s common stock, in each case of the foregoing clauses (x) through (z), shall violate the foregoing restriction);”
(iii)Section 6.09(a) of the Existing Credit Agreement is hereby amended by adding the following as a new clause (vi) thereto:
“(vi)    additional Junior Debt Prepayments in respect of the 2025 Convertible Notes, so long as the aggregate amount of Junior Debt Prepayments made pursuant to this Section 6.09(a)(vi) do not exceed $450,000,000.”
(iv)Each reference to “September 30, 2023” in the defined term “Incremental Available Amount” and Sections 4.02(e), 6.01(q), 6.06(u), 6.08(i), 6.08(j), 6.09(a)(i) and 6.09(a)(v) of the Existing Credit Agreement is hereby amended to “June 30, 2024”.
SECTION 2.Conditions Precedent to Effectiveness. This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which all the following conditions are satisfied:
(a)The Administrative Agent (or its counsel) shall have received from each party hereto, including Lenders constituting the “Required Lenders” under and as defined in the Existing Credit Agreement, a counterpart of this Amendment signed on behalf of such party.
(b)Immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.
(c)The representations and warranties contained in Section 3 of this Amendment and in Article 3 of the Existing Credit Agreement shall be true and correct in

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all material respects on and as of the date hereof, except that (i) for purposes of this Section 2(c), the representations and warranties contained in Section 3.04(a) of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 5.01(a) or Section 5.01(b) of the Existing Credit Agreement (subject, in the case of unaudited financial statements furnished pursuant to Section 5.01(b) of the Existing Credit Agreement, to year-end audit adjustments and the absence of footnotes), (ii) to the extent that such representations and warranties in Article 3 of the Existing Credit Agreement specifically refer to the “Effective Date” (as defined in the Existing Credit Agreement), other than with respect to the Section 3.13, such references shall be deemed to refer to the Amendment Effective Date and shall be true and correct in all material respects as of the Amendment Effective Date and (iii) to the extent that such representations and warranties are already qualified or modified by materiality or words of similar effect in the text thereof, they shall be true and correct in all respects.
(d)The Lenders party hereto and the Administrative Agent shall have received on or before the Amendment Effective Date payment of all expenses required to be reimbursed by the Borrower under that certain Engagement Letter, dated as of November 27, 2023, and the Loan Documents for which invoices have been presented at least one (1) Business Day prior to the Amendment Effective Date.
SECTION 3.Representations and Warranties. In order to induce the Lenders party hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders that (a) this Amendment has been duly authorized by all necessary corporate or organizational and, if required, equity holder action and (b) this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 4.Continuing Effect; No Novation; Reaffirmation.
(a)Except as expressly amended or modified hereby, the Loan Documents shall continue to be and shall remain in full force and effect in accordance with their respective terms. This Amendment shall not constitute an amendment, waiver or modification of any provision of any Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or modification of any action on the part of the Borrower or the other Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein, or be construed to indicate the willingness of the Administrative Agent or any Lender to further amend, waive or modify any provision of any Loan Document amended, waived or modified hereby for any other period, circumstance or event. Except as expressly modified by this Amendment, the Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms. Except as expressly set forth herein, each Lender and the Administrative Agent reserves all of its rights, remedies, powers and privileges under the Existing Credit Agreement, the other Loan Documents, applicable law and/or equity. Any reference to the “Credit Agreement” in any Loan Document or any related documents shall be deemed to be a reference to the Existing Credit Agreement as amended by this Amendment and the term “Loan Documents” in the Amended Credit Agreement and the other Loan Documents shall include this Amendment. Neither this Amendment nor the execution, delivery or effectiveness of this Amendment shall extinguish the obligations outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Amendment, the

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Amended Credit Agreement, the Security Documents, the other Loan Documents or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any of Borrower or any other Loan Party from any of its obligations and liabilities as a “Borrower”, “Guarantor” or “Loan Party” under the Existing Credit Agreement or any other Loan Document. Each of the Existing Credit Agreement, the Security Documents and the other Loan Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or in connection herewith.
(b)Each Loan Party hereby:
(i)consents to this Amendment and the Amended Credit Agreement and the transactions contemplated thereby and hereby confirms its guarantees, pledges, grants of security interests, acknowledgments, obligations, subordinations and consents under the Security Documents and the other Loan Documents to which it is a party and agrees that notwithstanding the amendment of the Existing Credit Agreement, the effectiveness of this Amendment and the consummation of the transactions contemplated thereby, such guarantees, pledges, grants of security interests, agreements, acknowledgments, obligations, subordinations and consents shall be, and continue to be, in full force and effect,
(ii)ratifies the Security Documents and the other Loan Documents to which it is a party,
(iii)confirms that all of the Liens and security interests created and arising under the Security Documents as existed immediately prior to giving effect to the amendment of the Existing Credit Agreement pursuant to this Amendment remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority as collateral security for the Obligations as existed immediately prior to giving effect to the amendment of the Existing Credit Agreement pursuant to this Amendment,
(iv)agrees that each of the representations and warranties made by it in the Security Documents is true and correct in all material respects on and as of the date hereof, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and (ii) to the extent that such representations and warranties are already qualified or modified by materiality or words of similar effect in the text thereof, they shall be true and correct in all respects, and
(v)agrees that it shall take any action reasonably requested by the Administrative Agent to confirm or effect the intent of this Amendment.
SECTION 5.Governing Law; Jurisdiction; Consent to Service of Process; etc..
(a)THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.
(b)Section 9.03, Sections 9.09(b), (c) and (d), Section 9.10 and Section 9.14 of the Existing Credit Agreement are hereby incorporated herein mutatis mutandis. Without duplication of Section 9.03 of the Existing Credit Agreement, and solely to the extent provided for in Section 9.03(a) of the Existing Credit Agreement, the Borrower

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shall pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby (including reasonable and documented fees and expenses of Simpson Thacher & Bartlett LLP).
SECTION 6.Entire Agreement. This Amendment, the Amended Credit Agreement and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, any other Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Amended Credit Agreement or the other Loan Documents.
SECTION 7.Loan Document. This Amendment is a Loan Document and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.
SECTION 8.Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment, any document to be signed in connection herewith and the transactions contemplated hereby shall be deemed to include Electronic Signatures, electronic deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page),each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, each of the parties hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment or any other Loan Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.
SECTION 9.Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

LYFT, INC., as the Borrower
By:    /s/ Janet Duncan
Name: Janet Duncan
Title: Vice President, Treasurer

[Lyft, Inc.—Amendment to Revolving Credit Agreement]
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FLEXDRIVE SERVICES, LLC, as a Loan Party
By:    /s/ Stephen Hayes
Name: Stephen Hayes
Title: Chief Executive Officer

LYFT BIKES AND SCOOTERS, LLC, as a Loan Party
By:    /s/ Janet Duncan
Name: Janet Duncan
Title: Treasurer

LYFT HEALTHCARE, INC., as a Loan Party
By:    /s/ Janet Duncan
Name: Janet Duncan
Title: Treasurer

[Lyft, Inc.—Amendment to Revolving Credit Agreement]
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JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent and a Lender
By:    /s/ Richard Ong Pho
Name: Richard Ong Pho
Title: Executive Director

[Lyft, Inc.—Amendment to Revolving Credit Agreement]
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ROYAL BANK OF CANADA,
as a Lender
By:    /s/ Theodore Brown
Name: Theodore Brown
Title: Authorized Signatory
[Lyft, Inc.—Amendment to Revolving Credit Agreement]
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Bank of America, N.A.,
as a Lender
By:    /s/ Marie F. Harrison
Name: Marie F. Harrison
Title: Director

[Lyft, Inc.—Amendment to Revolving Credit Agreement]
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THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender
By:    /s/ Jon Colquhoun
Name: Jon Colquhoun
Title: Managing Director
[Lyft, Inc.—Amendment to Revolving Credit Agreement]
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BMO,
as a Lender
By:    /s/ Scott Bruni
Name: Scott Bruni
Title: Director
[Lyft, Inc.—Amendment to Revolving Credit Agreement]
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KEYBANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Geoff Smith
Name: Geoff Smith
Title: Senior Vice President
[Lyft, Inc.—Amendment to Revolving Credit Agreement]
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Goldman Sachs Lending Partners LLC,
as a Lender
By:    /s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory
[Lyft, Inc.—Amendment to Revolving Credit Agreement]
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JEFFERIES FINANCE LLC,
as a Lender
By:    /s/ J.R. Young
Name: J.R. Young
Title: Managing Director

[Lyft, Inc.—Amendment to Revolving Credit Agreement]
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